SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
WELLS FARGO BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A National Banking Association (Jurisdiction of incorporation or organization if not a U.S. national bank)	94-1347393 (I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota (Address of principal executive offices)	57104 (Zip code)
Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)

AUTONATION, INC.1
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	73-1105145 (I.R.S. Employer Identification No.)
110 SE 6th Street
Fort Lauderdale, Florida 33301
(Address of principal executive offices)

Floating rate Senior Notes due 2013
7% Senior Notes due 2014
(Title of the indenture securities)

[1]	See Table 1 — List of additional obligors

Table 1

	State or other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Exact Name of Registrant as Specified in its Charter	Organization	Number
7 Rod Real Estate North, a Limited Liability Company	WY	84-1167321
7 Rod Real Estate South, a Limited Liability Company	WY	84-1167320
Abraham Chevrolet-Miami, Inc.	DE	65-0802822
Abraham Chevrolet-Tampa, Inc.	DE	65-0802820
ACER Fiduciary, Inc.	DE	65-0945065
Al Maroone Ford, LLC	DE	65-0944227
Albert Berry Motors, Inc.	TX	74-1487498
Allison Bavarian	CA	94-2707588
Allison Bavarian Holding, LLC	DE	20-5224408
All-State Rent A Car, Inc.	NV	88-0143152
American Way Motors, Inc.	TN	62-1333714
AN Cadillac of WPB, LLC	DE	35-2234609
AN California Region Management, LLC	DE	01-0756952
AN Chevrolet — Arrowhead, Inc.	DE	91-1933520
AN Chevrolet of Phoenix, LLC	DE	52-2102866
AN CJ Valencia, Inc.	DE	20-2859034
AN Corpus Christi Chevrolet, LP	TX	32-0031564
AN Corpus Christi GP, LLC	DE	32-0031563
AN Corpus Christi Imports Adv. GP, LLC	DE	90-0080282
AN Corpus Christi Imports Adv., LP	TX	90-0080295
AN Corpus Christi Imports GP, LLC	DE	27-0041420
AN Corpus Christi Imports II GP, LLC	DE	27-0041425
AN Corpus Christi Imports II, LP	TX	32-0031566
AN Corpus Christi Imports, LP	TX	32-0031567
AN Corpus Christi T. Imports GP, LLC	DE	27-0041422
AN Corpus Christi T. Imports, LP	TX	13-4214051
AN County Line Ford, Inc.	TX	75-1687008
AN Dealership Holding Corp.	FL	65-0608572
AN East Central Region Management, LLC	DE	01-0756957
AN Florida Region Management, LLC	DE	52-2135867
AN Fremont Luxury Imports, Inc.	DE	86-0928954
AN Imports of Ft. Lauderdale, Inc.	DE	20-5147883
AN Imports of Henderson, LLC	DE	20-3609813
AN Imports of Lithia Springs, LLC	DE	35-2229690
AN Imports of Reno, LLC	DE	20-3609896
AN Imports on Weston Road, Inc.	FL	59-1968718
AN Luxury Imports GP, LLC	DE	90-0121570
AN Luxury Imports of Pembroke Pines, Inc.	DE	22-3869449
AN Luxury Imports of Sarasota, Inc.	DE	20-0551681
AN Luxury Imports, Ltd.	TX	90-0121575
AN Motors of Delray Beach, Inc.	DE	20-1405067
AN Motors of Scottsdale, LLC	DE	52-2102864
AN Pontiac GMC Houston North GP, LLC	DE	16-1641915
AN Pontiac GMC Houston North, LP	TX	13-4214055
AN Texas Region Management, Ltd.	TX	02-0654987
AN West Central Region Management, LLC	DE	02-0654986
AN/CF Acquisition Corp.	DE	65-0927849
AN/FMK Acquisition Corp.	DE	65-0978211
AN/GMF, Inc.	DE	36-3087611
AN/MF Acquisition Corp.	DE	65-0961375
AN/MNI Acquisition Corp.	DE	65-1024377

	State or other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Exact Name of Registrant as Specified in its Charter	Organization	Number
AN/PF Acquisition Corp.	DE	65-0927848
AN/STD Acquisition Corp.	DE	65-0952134
Anderson Chevrolet	CA	94-1503305
Anderson Chevrolet Los Gatos, Inc.	CA	77-0262368
Anderson Cupertino, Inc.	CA	65-0770033
Appleway Chevrolet, Inc.	WA	91-0538143
Atrium Restaurants, Inc.	FL	59-2424477
Auto Ad Agency, Inc.	MD	52-1295158
Auto Car Holding, LLC	DE	20-5225856
Auto Car, Inc.	CA	68-0129623
Auto Holding Corp.	DE	52-2107831
Auto Mission Holding, LLC	DE	20-5226182
Auto Mission, Ltd.	CA	94-3141092
Auto West, Inc.	CA	94-2946518
Autohaus Holdings, Inc.	DE	80-0052569
AutoNation Benefits Company, Inc.	FL	34-1135160
AutoNation Corporate Management, LLC	FL	65-0629697
AutoNation Dodge of Pembroke Pines, Inc.	DE	65-0948962
AutoNation Enterprises Incorporated	FL	65-0608578
AutoNation Financial Services Corp.	DE	65-0725080
AutoNation Fort Worth Motors, Ltd.	TX	65-1152832
AutoNation GM GP, LLC	DE	65-0944592
AutoNation Holding Corp.	DE	45-0723604
AutoNation Imports of Katy GP, LLC	DE	56-2307537
AutoNation Imports of Katy, L.P.	TX	65-0957160
AutoNation Imports of Lithia Springs, Inc.	DE	65-1003051
AutoNation Imports of Longwood, Inc.	DE	65-1032195
AutoNation Imports of Palm Beach, Inc.	DE	65-1102140
AutoNation Imports of Winter Park, Inc.	DE	65-1032110
AutoNation Motors Holding Corp.	DE	65-1132563
AutoNation Motors of Lithia Springs, Inc.	DE	65-1002966
AutoNation North Texas Management GP, LLC	DE	33-1037931
AutoNation Northwest Management, LLC	DE	01-0756954
AutoNation Orlando Venture Holdings, Inc.	DE	65-1137521
AutoNation Realty Corporation	DE	65-0711536
AutoNation USA of Perrine, Inc.	DE	65-0899807
AutoNation V. Imports of Delray Beach, LLC	DE	36-4558039
AutoNation Vermont, Inc.	VT	65-0908474
AutoNationDirect.com, Inc.	DE	65-0945066
Bankston Auto, Inc.	TX	75-1336358
Bankston Chrysler Jeep of Frisco, L.P.	TX	65-1052692
Bankston CJ GP, LLC	DE	65-0932849
Bankston Ford of Frisco, Ltd. Co.	TX	75-2529822
Bankston Nissan in Irving, Inc.	TX	75-1325663
Bankston Nissan Lewisville GP, LLC	DE	73-1670796
Bankston Nissan Lewisville, Ltd.	TX	06-1699681
Bargain Rent-A-Car	CA	95-3821161
Batfish, LLC	CO	84-1261352
BBCSS, Inc.	AZ	58-2434441
Beach City Chevrolet Company, Inc.	CA	95-1879646
Beach City Holding, LLC	DE	20-5226233
Beacon Motors, Inc.	FL	65-0582254
Bell Dodge, L.L.C.	DE	52-2102862
Bengal Motor Company, Ltd.	FL	59-2985277
Bengal Motors, Inc.	FL	65-0165367
Bill Ayares Chevrolet, LLC	MD	52-0579881
Bledsoe Dodge, LLC	DE	65-0944613
Bob Townsend Ford, Inc.	DE	31-0669965
Body Shop Holding Corp.	DE	52-2124065

	State or other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Exact Name of Registrant as Specified in its Charter	Organization	Number
BOSC Automotive Realty, Inc.	DE	38-3262849
Brown & Brown Chevrolet — Superstition Springs, LLC	AZ	86-0904747
Brown & Brown Chevrolet, Inc.	AZ	86-0128003
Brown & Brown Nissan Mesa, L.L.C	AZ	86-0795376
Brown & Brown Nissan, Inc.	AZ	89-0677220
Buick Mart Limited Partnership	GA	88-0377744
Bull Motors, LLC	DE	65-0944614
C. Garrett, Inc.	CO	84-1264053
Carlisle Motors, LLC	DE	65-0944616
Carwell Holding, LLC	DE	20-5224795
Carwell, LLC	DE	65-0944617
Cerritos Body Works Holding, LLC	DE	20-5225440
Cerritos Body Works, Inc.	CA	33-0374316
Cerritos Imports Holding, LLC	DE	20-5226306
Cerritos Imports, Inc.	DE	52-2119516
Champion Chevrolet Holding, LLC	DE	20-5224897
Champion Chevrolet, LLC	DE	65-0944618
Champion Ford, Inc.	TX	76-0171196
Charlie Hillard, Inc.	TX	75-0922515
Charlie Thomas Chevrolet GP, LLC	DE	73-1670803
Charlie Thomas Chevrolet, Ltd.	TX	20-0058033
Charlie Thomas Chrysler-Plymouth, Inc.	TX	76-0010351
Charlie Thomas’ Courtesy Ford, Ltd.	TX	06-1699682
Charlie Thomas’ Courtesy GP, LLC	DE	73-1670811
Charlie Thomas Courtesy Leasing, Inc.	TX	74-1850452
Charlie Thomas F. GP, LLC	DE	33-1062335
Charlie Thomas Ford, Ltd.	TX	20-0058561
Chesrown Auto, LLC	DE	65-0944619
Chesrown Chevrolet, LLC	DE	65-0944620
Chesrown Collision Center, Inc.	CO	84-1358588
Chesrown Ford, Inc.	CO	84-1164224
Chevrolet World, Inc.	FL	59-2216673
Chuck Clancy Ford of Marietta, LLC	GA	58-1675636
CJ Valencia Holding, LLC	DE	20-5226043
Coastal Cadillac, Inc.	FL	59-3023188
Consumer Car Care Corporation	TN	62-1151481
Contemporary Cars, Inc.	FL	59-1635976
Cook-Whitehead Ford, Inc.	FL	59-1165955
Corporate Properties Holding, Inc.	DE	65-0948961
Costa Mesa Cars Holding, LLC	DE	20-5226339
Costa Mesa Cars, Inc.	CA	33-0626084
Courtesy Auto Group, Inc.	FL	59-2360236
Courtesy Broadway, LLC	CO	20-5417194
Covington Pike Motors, Inc.	TN	58-1366612
CT Intercontinental GP, LLC	DE	33-1062337
CT Intercontinental, Ltd.	TX	20-0057835
CT Motors, Inc.	TX	76-0387042
D/L Motor Company	FL	59-3237877
Deal Dodge of Des Plaines, Inc.	IL	36-3862968
Dealership Properties, Inc.	NV	74-2869002
Dealership Realty Corporation	TX	76-0218062
Desert Buick-GMC Trucks, L.L.C.	DE	52-2102859
Desert Chrysler-Plymouth, Inc.	DE	88-0121640
Desert Dodge, Inc.	NV	88-0227814
Desert GMC, L.L.C.	DE	52-2102860
Desert Lincoln-Mercury, Inc.	NV	88-0168433
Dobbs Brothers Buick-Pontiac, Inc.	TN	62-1038471
Dobbs Ford of Memphis, Inc.	DE	65-1065025
Dobbs Ford, Inc.	FL	59-1584177

	State or other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Exact Name of Registrant as Specified in its Charter	Organization	Number
Dobbs Mobile Bay, Inc.	AL	62-1196110
Dobbs Motors of Arizona, Inc.	AZ	93-0929951
Dodge of Bellevue, Inc.	DE	94-3009590
Don Mealey Chevrolet, Inc.	FL	59-1553076
Don Mealey Imports, Inc.	FL	59-3099049
Don-A-Vee Jeep Eagle, Inc.	CA	33-0203778
Downers Grove Dodge, Inc.	DE	36-2804667
Driver’s Mart Worldwide, Inc.	VA	38-3275555
Eastgate Ford, Inc.	OH	31-0736141
Ed Mullinax Ford, LLC	DE	57-1174464
Edgren Motor Company, Inc.	CA	94-1561041
Edgren Motor Holding, LLC	DE	20-5225254
El Monte Imports Holding, LLC	DE	20-5226399
El Monte Imports, Inc.	DE	65-0881906
El Monte Motors Holding, LLC	DE	20-5226498
El Monte Motors, Inc.	DE	65-0801905
Elmhurst Auto Mall, Inc.	IL	36-4185090
Emich Chrysler Plymouth, LLC	DE	65-0944625
Emich Dodge, LLC	DE	65-0944626
Emich Oldsmobile, LLC	DE	65-0944593
Emich Subaru West, LLC	DE	65-0944597
Empire Services Agency, Inc.	FL	65-0309882
Financial Services GP, LLC	DE	02-0695729
Financial Services, Ltd	TX	20-0057657
First Team Automotive Corp.	DE	59-3440254
First Team Ford of Manatee, Ltd.	FL	59-3446538
First Team Ford, Ltd	FL	59-3366156
First Team Imports, Ltd.	FL	59-3298470
First Team Jeep Eagle, Chrysler-Plymouth, Ltd.	FL	59-3446556
First Team Management, Inc.	FL	59-2714981
First Team Premier, Ltd.	FL	59-3392621
Fit Kit Holding, LLC	DE	20-5225481
Fit Kit, Inc.	CA	33-0115670
Florida Auto Corp.	DE	65-0837116
Ford of Garden Grove Limited Partnership	GA	88-0377746
Ford of Kirkland, Inc.	WA	91-1425985
Fox Chevrolet, LLC	DE	47-0922620
Fox Imports, LLC	DE	47-0922622
Fox Motors, LLC	DE	47-0922619
Fred Oakley Motors, Inc.	DE	75-1524534
Fremont Luxury Imports Holding, LLC	DE	20-5226133
Ft. Lauderdale Nissan, Inc.	FL	65-0273822
G.B. Import Sales & Service Holding, LLC	DE	20-5224826
G.B. Import Sales & Service, LLC	DE	65-0944605
Gene Evans Ford, LLC	DE	65-0944608
George Sutherlin Nissan, LLC	DE	47-0922627
Government Blvd. Motors, Inc.	AL	62-1502108
Gulf Management, Inc.	FL	59-3023188
Hayward Dodge, Inc.	DE	94-1689551
Hillard Auto Group, Inc.	TX	75-1965005
Hollywood Imports Limited, Inc.	FL	59-2025810
Hollywood Kia, Inc.	FL	65-0619873
Horizon Chevrolet, Inc.	OH	34-1245635
House of Imports Holding, LLC	DE	20-5226553
House of Imports, Inc.	CA	95-2498811
Houston Auto M. Imports Greenway, Ltd.	TX	20-0057720
Houston Auto M. Imports North, Ltd.	TX	20-0058197
Houston Imports Greenway GP, LLC	DE	65-0952169
Houston Imports North GP, LLC	DE	56-2307540

	State or other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Exact Name of Registrant as Specified in its Charter	Organization	Number
Hub Motor Company, LLC	DE	47-0922628
Irvine Imports Holding, LLC	DE	20-5225601
Irvine Imports, Inc.	CA	33-0374310
Irvine Toyota/Nissan/Volvo Limited Partnership	GA	88-0377749
Jemautco, Inc.	OH	31-1153168
Jerry Gleason Chevrolet, Inc.	IL	36-2840037
Jerry Gleason Dodge, Inc.	IL	36-4074146
Jim Quinlan Chevrolet Co.	DE	59-1055603
Jim Quinlan Ford Lincoln-Mercury, Inc.	FL	59-2690846
Joe MacPherson Ford	CA	33-0180618
Joe MacPherson Imports No. I	CA	33-0745137
Joe MacPherson Infiniti	CA	33-0127306
Joe MacPherson Infiniti Holding, LLC	DE	20-5224941
Joe MacPherson Oldsmobile	CA	33-0293599
John M. Lance Ford, LLC	DE	65-0944184
J-R Advertising Company	CO	84-1177523
J-R Motors Company North	CO	84-1167355
J-R Motors Company South	CO	84-1167319
JRJ Investments, Inc.	NV	88-0199942
J-R-M Motors Company Northwest LLC	CO	84-1363627
Kenyon Dodge, Inc.	FL	59-0479520
King’s Crown Ford, Inc.	DE	59-2018826
Kirkland Pontiac-Buick-GMC, Inc.	WA	91-1739519
L.P. Evans Motors WPB, Inc.	FL	59-0684221
L.P. Evans Motors, Inc.	FL	59-0601584
Lance Children, Inc.	OH	34-1789728
Leesburg Imports, LLC	DE	06-1712528
Leesburg Motors, LLC	DE	06-1712525
Les Marks Chevrolet, Inc.	TX	76-0375065
Lew Webb’s Irvine Nissan Holding, LLC	DE	20-5225321
Lew Webb’s Ford, Inc.	CA	33-0677560
Lew Webb’s Irvine Nissan, Inc.	CA	33-0374313
Lewisville Imports GP, LLC	DE	16-1640974
Lewisville Imports, Ltd.	TX	06-1647785
Lexus of Cerritos Limited Partnership	GA	88-0378242
Lot 4 Real Estate Holdings, LLC	DE	32-0103034
MacHoward Leasing	CA	95-2267692
MacHoward Leasing Holding, LLC	DE	20-5224996
MacPherson Enterprises, Inc.	CA	95-2706038
Magic Acquisition Corp.	DE	65-0711428
Magic Acquisition Holding, LLC	DE	20-5226582
Marks Family Dealerships, Inc.	TX	74-1405873
Marks Transport, Inc.	TX	76-0444883
Maroone Chevrolet Ft. Lauderdale, Inc.	FL	65-0721018
Maroone Chevrolet, LLC	DE	65-0944183
Maroone Dodge, LLC	DE	65-0944181
Maroone Ford, LLC	DE	65-0944179
Maroone Management Services, Inc	FL	65-0721017
Maroone Oldsmobile, LLC	DE	52-2135875
MC/RII, LLC	OH	31-1751162
Mealey Holdings, Inc.	FL	59-3280283
Mechanical Warranty Protection, Inc.	FL	65-0062054
Metro Chrysler Jeep, Inc.	FL	59-3002195
Midway Chevrolet, Inc.	TX	75-1631858
Mike Hall Chevrolet, Inc.	DE	74-1940031
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.	FL	65-0731779
Mike Shad Ford, Inc.	FL	65-0730472
Miller-Sutherlin Automotive, LLC	DE	65-0944177
Mission Blvd. Motors, Inc.	CA	94-3179980

	State or other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Exact Name of Registrant as Specified in its Charter	Organization	Number
Mr. Wheels Holding, LLC	DE	20-5225351
Mr. Wheels, Inc.	CA	95-3050274
Mullinax East, LLC	DE	57-1174463
Mullinax Ford North Canton, Inc.	OH	34-1706005
Mullinax Ford South, Inc.	FL	59-2745619
Mullinax Lincoln-Mercury, Inc.	DE	34-1555317
Mullinax of Mayfield, LLC	DE	57-1174466
Mullinax Used Cars, Inc.	OH	34-1663489
Naperville Imports, Inc.	DE	65-1151451
Newport Beach Cars Holding, LLC	DE	20-5224604
Newport Beach Cars, LLC	DE	65-0944175
Nichols Ford, Ltd.	TX	20-0057609
Nichols GP, LLC	DE	33-1062338
Nissan of Brandon, Inc.	FL	59-2872723
Northpoint Chevrolet, Inc.	DE	52-2124967
Northpoint Ford, Inc.	DE	65-0964278
Northwest Financial Group, Inc.	WA	91-1666832
Ontario Dodge, Inc.	CA	33-0380793
Orange County Automotive Imports, LLC	DE	65-0944636
Payton-Wright Ford Sales, Inc.	TX	75-1231297
Peyton Cramer Automotive	CA	33-0612289
Peyton Cramer Automotive Holding, LLC	DE	20-5226609
Peyton Cramer F. Holding, LLC	DE	20-5225040
Peyton Cramer Ford	CA	95-3410394
Peyton Cramer Infiniti	CA	33-0567152
Peyton Cramer Infiniti Holding, LLC	DE	20-5226653
Peyton Cramer Jaguar	CA	33-0567150
Peyton Cramer Lincoln-Mercury	CA	33-0679879
Peyton Cramer LM Holding, LLC	DE	20-5224570
Pierce Automotive Corporation	AZ	86-0811184
Pierce, LLC	DE	65-0944638
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.	DE	86-0928953
Pitre Chrysler-Plymouth-Jeep of Bell, Inc.	DE	86-0928950
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.	DE	86-0928955
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.	DE	86-0928952
Plains Chevrolet GP, LLC	DE	06-1699677
Plains Chevrolet, Ltd.	TX	20-0058622
PMWQ, Inc.	NV	75-2748417
PMWQ, Ltd.	TX	75-2748419
Port City Imports, Inc.	TX	74-2403712
Port City Pontiac-GMC Trucks, Inc.	TX	74-2481788
Prime Auto Resources, Inc.	CA	33-0718037
Quality Nissan GP, LLC	DE	06-1699678
Quality Nissan, Ltd.	TX	20-0058629
Quinlan Motors, Inc.	FL	59-3268936
R. Coop Limited	CO	84-1251979
R.L. Buscher II, Inc.	CO	84-1171763
R.L. Buscher III, Inc.	CO	84-1171764
Real Estate Holdings, Inc.	FL	65-0789583
Republic DM Property Acquisition Corp.	DE	52-2099740
Republic Resources Company	DE	51-0370517
Republic Risk Management Services, Inc.	FL	65-0782124
Resources Aviation, Inc.	FL	65-0858501
RI Merger Corp.	CO	84-1492421
RI/ASC Acquisition Corp.	DE	84-1491657
RI/BB Acquisition Corp.	DE	52-2127466
RI/BBNM Acquisition Corp	AZ	86-0914399
RI/BRC Real Estate Corp.	CA	65-0942312
RI/DM Acquisition Corp.	DE	52-2099741

	State or other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Exact Name of Registrant as Specified in its Charter	Organization	Number
RI/Hollywood Nissan Acquisition Corp.	DE	65-0784675
RI/LLC Acquisition Corp.	CO	84-1268477
RI/LLC-2 Acquisition Corp.	CO	84-1459544
RI/PII Acquisition Corp.	DE	52-2124965
RI/RMC Acquisition GP, LLC	DE	33-1062340
RI/RMC Acquisition, Ltd.	TX	20-0057572
RI/RMP Acquisition Corp.	DE	52-2109996
RI/RMT Acquisition GP, LLC	DE	02-0695720
RI/RMT Acquisition, Ltd.	TX	20-0058111
RI/WFI Acquisition Corporation	DE	52-2124969
RKR Motors, Inc.	FL	65-0070349
Rosecrans Investments, LLC	DE	65-1093600
Roseville Motor Corporation	CA	94-2922942
Roseville Motor Holding, LLC	DE	20-5225195
RRM Corporation	DE	52-2007719
RSHC, Inc.	DE	65-0908475
Sahara Imports, Inc.	NV	86-0869592
Sahara Nissan, Inc.	NV	88-0133547
Saul Chevrolet Holding, LLC	DE	20-5224718
Saul Chevrolet, Inc.	CA	33-0507627
SCM Realty, Inc.	FL	59-2640748
Service Station Holding Corp.	DE	65-0899829
Shamrock F. Holding, LLC	DE	20-5226693
Shamrock Ford, Inc.	CA	94-2220473
Six Jays LLC	CO	84-1364768
SMI Motors Holding, LLC	DE	20-5226719
SMI Motors, Inc.	CA	95-4399082
Smythe European Holding, LLC	DE	20-5225929
Smythe European, Inc.	CA	94-2633163
Southwest Dodge, LLC	DE	65-0944643
Spitfire Properties, Inc.	FL	59-2484224
Star Motors, LLC	DE	65-0944646
Steakley Chevrolet GP, LLC	DE	02-0695725
Steakley Chevrolet, Ltd.	TX	20-0058140
Steeplechase Motor Company	TX	76-0244476
Steve Moore Chevrolet Delray, LLC	DE	65-0944647
Steve Moore Chevrolet, LLC	DE	65-0944670
Steve Moore’s Buy-Right Auto Center, Inc.	FL	65-0192329
Steve Rayman Pontiac-Buick-GMC-Truck, LLC	DE	65-0944669
Stevens Creek Holding, LLC	DE	20-5225154
Stevens Creek Motors, Inc.	CA	94-3010181
Sunrise Nissan of Jacksonville, Inc.	FL	59-3427446
Sunrise Nissan of Orange Park, Inc.	FL	59-1357686
Sunset Pontiac-GMC Truck South, Inc.	FL	59-3128431
Sunset Pontiac-GMC, Inc.	MI	38-1919584
Superior Nissan, Inc.	NC	62-1306501
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC	DE	65-0944667
Sutherlin H. Imports, LLC	DE	47-0922631
Sutherlin Imports, LLC	DE	65-0944664
Sutherlin Nissan, LLC	DE	65-0944665
Sutherlin Town Center, Inc.	GA	58-2241820
Tartan Advertising, Inc.	CA	33-0191704
Tasha Incorporated	CA	94-2512050
Taylor Jeep Eagle, LLC	DE	65-0944662
Team Dodge, Inc.	DE	65-1040982
Terry York Motor Cars Holding, LLC	DE	20-5226742
Terry York Motor Cars, Ltd.	CA	95-3549353
Texan Ford Sales, Ltd.	TX	20-0058068
Texan Ford, Inc.	TX	76-0207034

	State or other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Exact Name of Registrant as Specified in its Charter	Organization	Number
Texan Lincoln-Mercury, Inc.	DE	76-0489587
Texan Sales GP, LLC	DE	02-0695727
Texas Management Companies LP, LLC	DE	52-2135873
The Consulting Source, Inc.	FL	59-2183874
The Pierce Corporation II, Inc.	AZ	86-0743383
Tinley Park A. Imports, Inc.	DE	52-2124968
Tinley Park J. Imports, Inc.	DE	52-2104777
Tinley Park V. Imports, Inc.	DE	84-1041105
Torrance Nissan Holding, LLC	DE	20-5224866
Torrance Nissan, LLC	DE	65-0944661
Tousley Ford, Inc.	MN	41-0609970
Town & Country Chrysler Jeep, Inc.	DE	91-1197824
Toyota Cerritos Limited Partnership	GA	88-0377743
Triangle Corporation	DE	52-2025037
T-West Sales & Service, Inc.	NV	88-0235466
Valencia B. Imports Holding, LLC	DE	20-5225959
Valencia B. Imports, Inc.	DE	20-0152054
Valencia Dodge	CA	95-3935812
Valencia Dodge Holding, LLC	DE	20-5226772
Valencia H. Imports Holding, LLC	DE	20-5226809
Valencia H. Imports, Inc.	DE	20-0152004
Valley Chevrolet, LLC	DE	47-0922623
Vanderbeek Motors Holding, LLC	DE	20-5226839
Vanderbeek Motors, Inc.	CA	94-2494800
Vanderbeek Olds/GMC Truck, Inc.	CA	68-0072435
Vanderbeek Truck Holding, LLC	DE	20-5373982
Village Motors, LLC	DE	65-0944660
Vince Wiese Chevrolet, Inc.	DE	95-2703429
Vince Wiese Holding, LLC	DE	20-5226871
W.O. Bankston Lincoln-Mercury, Inc.	DE	75-1053127
W.O. Bankston Nissan, Inc.	TX	75-1279211
Wallace Dodge, LLC	DE	65-0944659
Wallace Ford, LLC	DE	65-0944659
Wallace Lincoln-Mercury, LLC	DE	65-0944657
Wallace Nissan, LLC	DE	65-0944655
Webb Automotive Group, Inc.	CA	33-0338459
West Colton Cars, Inc.	CA	77-0428114
West Side Motors, Inc.	TN	62-1030139
Westgate Chevrolet GP, LLC	DE	06-1699676
Westgate Chevrolet, Ltd	DE	20-0058608
Westmont A. Imports, Inc.	DE	65-0725800
Westmont B. Imports, Inc.	DE	65-1151452
Westmont M. Imports, Inc.	DE	65-1151453
Woody Capital Investment Company II	CO	84-1167986
Woody Capital Investment Company III	CO	84-1167988
Working Man’s Credit Plan, Inc.	TX	75-2458731
York Enterprises Holding, LLC	DE	20-5226908
York Enterprises South, Inc.	CA	33-0419789

Item 1. General Information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency Treasury Department Washington, D.C.

Federal Deposit Insurance Corporation Washington, D.C.

Federal Reserve Bank of San Francisco San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.
Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.
None with respect to the trustee.
No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.
Item 15. Foreign Trustee. Not applicable.
Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority .

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25.1 to the Form S-4 dated May 26, 2005 of Penn National Gaming, Inc. file number 333-125274.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Middletown and State of Connecticut on the 30th day of August 2006.

WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ Joseph P. O'Donnell
Joseph P. O'Donnell
Vice President

EXHIBIT 6
August 30, 2006
Securities and Exchange Commission
Washington, D.C. 20549
Gentlemen:
In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ Joseph P. O'Donnell
Joseph P. O'Donnell
Vice President

Exhibit 7
Consolidated Report of Condition of
Wells Fargo Bank National Association
of 101 North Phillips Avenue, Sioux Falls, SD 57104
And Foreign and Domestic Subsidiaries,
at the close of business June 30, 2006, filed in accordance with 12 U.S.C. §161 for National Banks.

		Dollar Amounts
		In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$13,979
Interest-bearing balances		1,191
Securities:
Held-to-maturity securities		0
Available-for-sale securities		66,952
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		3,086
Securities purchased under agreements to resell		1,172
Loans and lease financing receivables:
Loans and leases held for sale		37,950
Loans and leases, net of unearned income	238,918
LESS: Allowance for loan and lease losses	2,248
Loans and leases, net of unearned income and allowance		236,670
Trading Assets		5,267
Premises and fixed assets (including capitalized leases)		3,910
Other real estate owned		443
Investments in unconsolidated subsidiaries and associated companies		346
Intangible assets Goodwill
Goodwill		8,800
Other intangible assets		16,333
Other assets		19,760

Total assets		$415,859

LIABILITIES
Deposits:
In domestic offices		$298,672
Noninterest-bearing	80,549
Interest-bearing	218,123
In foreign offices, Edge and Agreement subsidiaries, and IBFs		30,514
Noninterest-bearing	4
Interest-bearing	30,510
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		3,648
Securities sold under agreements to repurchase		6,066

Dollar Amounts
In Millions
Trading liabilities	4,376
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	4,184
Subordinated notes and debentures	9,596
Other liabilities	21,394

Total liabilities	$378,450

Minority interest in consolidated subsidiaries	56

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	520
Surplus (exclude all surplus related to preferred stock)	24,711
Retained earnings	12,231
Accumulated other comprehensive income	-109
Other equity capital components	0

Total equity capital	37,353

Total liabilities, minority interest, and equity capital	$415,859

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.
Karen B. Martin
Vice President
We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Dave Hoyt John Stumpf Avid Modjtabai	Directors